UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 10, 2007
Abatix Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10184 (Commission File Number)	75-1908110 (I.R.S. Employer Identification No.)

2400 Skyline Drive, Suite 400, Mesquite, Texas	75149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 381-0322
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant hereby furnishes the information set forth in its News Release, dated May 10, 2007, announcing financial results for the first quarter 2007, a copy of which is included as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 - Press release dated May 10, 2007.
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                                                                              ABATIX CORP.

Date: May 10, 2007
/s/ Frank J. Cinatl, IV
Frank J. Cinatl, IV
Vice President and Chief Financial Officer
(Principal Accounting Officer)